UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                           MAY 17, 2007 (MAY 11, 2007)
                Date of Report (Date of earliest event reported)

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    001-16133                 06-1245881
 (State or other jurisdiction    (Commission File No.)         (IRS Employer
      of incorporation)                                     Identification No.)

                               1100 SUMMER STREET
                               STAMFORD, CT 06905

          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (203) 323-8668


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

     On May 11, 2007, Delcath Systems, Inc. (the "Company") received a letter from the Boston Stock Exchange (the "BSE") stating that, based on the BSE's review of the Company's recent filings, and due to the recent changes in the composition of the Company's Board of Directors, the Company is not in compliance with the BSE requirements to have a majority of independent directors on its Board of Directors, or as to the composition of the Company's audit committee. The BSE also notified the Company that it has a cure period until the earlier of the next shareholders' meeting, or if such meeting is before October 13, 2007, it has until October 13, 2007, to evidence compliance. As the Company's next shareholders' meeting is scheduled to be held on June 5, 2007, the Company has until October 13, 2007 to evidence compliance.

     On May 16, 2007, the Company confirmed to the BSE that it recognizes its non-compliance with these BSE requirements, and informed the BSE that it would file this Current Report on Form 8-K to disclose such non-compliance.

     This letter from the BSE follows a letter the Company recently received from the NASDAQ Stock Market("NASDAQ") as to its compliance status on the NASDAQ Capital Market ("NCM") for the same reasons. As indicated in the Company's previous filing relating to the NASDAQ notice, the Company is actively seeking one or more additional members for its Board of Directors, and fully intends to regain compliance with the BSE and NASDAQ rules within the cure period allowed.

ITEM 8.01. OTHER EVENTS.

     Due to the Securities and Exchange Commission's recent adoption of an amendment to Rule 146 under the Securities Act of 1933, as amended (the "Securities Act"), which designates securities listed on the NCM as covered securities for purposes of Section 18 of the Securities Act, the Company would no longer need to maintain the listing of its securities on the BSE following effectiveness of the amendment, in order to qualify for exemption from blue sky registration requirements in certain states. Accordingly, as the Company's securities are listed on the NCM, the Company is considering withdrawing the listing of its securities on the BSE.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 17, 2007                               DELCATH SYSTEMS, INC.

                                            By:   /s/ Richard Taney
                                                  ------------------------------
                                                  Name:  Richard Taney
                                                  Title: Chief Executive Officer